                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM  8-K

                          CURRENT  REPORT
                            PURSUANT  TO
  SECTION  13  OR  15(d)  OF  THE  SECURITIES  EXCHANGE  ACT  OF
                              1934


                        January 10, 1997
                         Date of Report



             --------------------------------------



                   OSTEX  INTERNATIONAL, INC.
      Exact Name of Registrant as Specified in Its Charter




     WASHINGTON              0-25250             91-1450247
      State of           Commission File        IRS Employer
    Incorporation            Number         Identification Number



                2203 AIRPORT WAY SOUTH, SUITE 400
                   SEATTLE, WASHINGTON  98134
                          206-292-8082
    Address and Telephone Number of Principal Executive Offices



             --------------------------------------



                              [N/A]
    Former Name or Former Address, if Changed Since Last Report


             --------------------------------------

ITEM 5.   OTHER EVENTS

    BOARD ACTION.   On January 10, 1997, the Board of Directors  (the
"Board   of   Directors")  of  Ostex  International,  Inc.   (the
"Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par
value $.01 per share (the "Common Shares"), of the Company.   The
dividend  is payable on January 27, 1997 (the "Record  Date")  to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $38 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the
"Rights   Agreement")   between  the  Company   and   ChaseMellon
Shareholder  Services  L.L.C.,  as  Rights  Agent  (the   "Rights
Agent").

    Approximately 12,438,667 Common Shares were outstanding as of January 27, 1997 Each Common Share outstanding at the close of business on January 27, 1997 will receive one Right. The Board of Directors of the Company has reserved sufficient Preferred Shares for issuance upon exercise of the Rights.

    ANTITAKEOVER EFFECTS.   The  Rights  have  certain  antitakeover
effects and will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. The Rights should not affect any prospective offeror willing to make an all-cash offer at a full and fair price, or willing to negotiate with the Board of Directors, nor will the Rights interfere with any merger or other business combination approved by the Board of Directors

    TRIGGERING EVENTS.   Until the earlier to occur of (i)  10  days
following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding Common Shares, or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

    ATTACHMENT TO COMMON STOCK. The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with
the  Common  Shares.   Until the Distribution  Date  (or  earlier
redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the  Rights Agreement by reference.  Until the Distribution  Date
(or   earlier  redemption  or  expiration  of  the  Rights),  the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the
Common  Shares  represented  by such  certificate.   As  soon  as
practicable    following   the   Distribution   Date,    separate
certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

    EXERCISE OF RIGHTS.    Until a Right is exercised,  the  holder
thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. Nonexercisable until the Distribution Date, the Rights will expire on January 27, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

    The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

    The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

    TERMS OF PREFERRED SHARES.   Preferred Shares purchasable  upon
exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share, but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share, but will be entitled to an aggregate
payment  of  100 times the payment made per Common  Share.   Each
Preferred  Share  will have 100 votes, voting together  with  the
Common   Shares.    Finally,  in  the  event   of   any   merger,
consolidation or other transaction in which Common Shares are exchanged, each Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

    Because   of  the  nature  of  the  Preferred  Shares'  dividend,
liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

    If the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company that at the time of such transaction will have a market
value  of  two  times the exercise price of the  Right.   If  any
person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions that are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

    EXCHANGE OF RIGHTS.    At any time after any  person  or  group
becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such person or group that will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share, per Right (subject to adjustment).

    REDEMPTION OF RIGHTS.   At any time prior to the acquisition by a
person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors may redeem the Rights in whole, but not in part,  at  a price of $.0001 per Right (the "Redemption  Price").
The  redemption of the Rights may be made effective at such  time on  such basis with such conditions as the Board of Directors  in
its   sole  discretion  may  establish.   Immediately  upon   any
redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

    AMENDMENT OF RIGHTS.   The terms of the Rights may be amended  by
the Board of Directors without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of
 .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that, from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights. The ability of the Board of Directors to amend the terms of the Rights is in addition to and in no way limits the discretion of the Board of Directors to redeem the Rights.

    RIGHTS AGREEMENT.   A copy of the Rights Agreement has been filed
with  the Securities and Exchange Commission as an Exhibit  to  a
Registration Statement on Form 8-A dated  January  24,  1997.   A
copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.



ITEM 7(c).   EXHIBITS

  Exhibit
  Number        Description
-----------     ----------------------------------------------------------
* 4.1           Rights Agreement dated as of January 21, 1997
                between Ostex International, Inc. and ChaseMellon
                Shareholder Services L.L.C..

99.1            Press release issued January 22, 1997


  * Incorporated herein by reference to Exhibit 2.1 to Registrant's Form 8-A filed January 24, 1997.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated the 22th day of January, 1997.


                                        OSTEX  INTERNATIONAL,  INC.


                                By     /S/ Robert M. Littauer
                                   ---------------------------------
                                        Robert M. Littauer
                                     Senior Vice President of
                                       Finance & Operations

                       INDEX  TO  EXHIBITS
                               TO
                            FORM  8-K



  Exhibit
  Number        Description
-----------     ----------------------------------------------------------
* 4.1           Rights Agreement dated as of January 21, 1997
                between Ostex International, Inc. and ChaseMellon
                Shareholder Services L.L.C..

99.1            Press release issued January 22, 1997



   * Incorporated herein by reference to Exhibit 2.1 to Registrant's Form 8-A filed January 24, 1997.

                      EXHIBIT 99.1 TO FORM 8-K
[OSTEX  LOGO]


FINANCIAL CONTACT:                      COMPANY CONTACT:
Lillian Armstrong/Adam Aron             Robert Littauer
Lippert/Heilshorn & Associates          Ostex International, Inc.
415-433-3777                            206-689-0592
e-mail:lillian@lhai.com                 e-mail: littauer@nwlink.com


      OSTEX INTERNATIONAL, INC. ADOPTS SHAREHOLDER RIGHTS PLAN


    SEATTLE, JANUARY 22, 1997 -- Ostex International, Inc. (NASDAQ
NM: OSTX) announced today that its Board of Directors has adopted a Shareholder Rights Plan in which preferred stock purchase rights have been granted as a non-taxable dividend at the rate of one Right for each share of Common Stock held of record as of the close of business on January 27, 1997. The Rights will expire in January, 2007.

    The Rights Plan, which is similar to plans adopted by more than 1,800 publicly-traded companies, is designed to deter coercive or unfair takeover tactics. The Company's adoption of the Plan is intended to protect the rights of its stockholders and is not in response to any acquisition proposal. The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights are designed to provide adequate time for the Board and shareholders to evaluate the fairness of a proposal. The Rights deal with the very serious problem of another person or company using abusive tactics to deprive the Board and shareholders of any real opportunity to determine the destiny of the Company.

    In implementing the Plan, the Board has declared a dividend of one Right for each outstanding share of Ostex Common Stock. Each Right, upon becoming exercisable, would entitle the holder thereof to purchase 1/100th of a share of a new series of Preferred Stock. One one-hundredth of a share of Preferred Stock is intended to be approximately the economic equivalent of one share of Common Stock.

    At the time of adoption of the Shareholder Rights Plan, the Rights are neither exercisable nor traded separately from the Common Stock. The Rights will be exercisable only if a person or group in the future becomes the beneficial owner of 20% or more of the Common Stock, or announces a tender or exchange offer which would result in its ownership of 20% or more of the Common Stock, without approval by the Company's Board of Directors.

    Ten days after a public announcement that a person has become the beneficial owner of 20% or more of the Common Stock, each holder of a Right, other than the acquiring person, would be entitled to purchase shares of Common Shares of the Company at one-half of the then-current price. If the Company is acquired in a merger, or 50% or more of the Company's assets are sold in one or more related transactions, each Right would entitle the holder thereof to purchase common stock of the acquiring company at half of the then-current market price of such common stock.

    At any time after a person or group of persons becomes the beneficial owner of 20% or more of the Common Stock, the Board of Directors may exchange one share of Common Stock for each Right, other than Rights held by the acquiring person. Additional details regarding the Rights Plan will be outlined in a summary to be mailed to all stockholders following the Record Date.

    Ostex   International,  Inc.  is  engaged   in   the   discovery,
development,  sales and marketing of diagnostics and therapeutics for  diseases  of  the skeleton.  The Company believes  its  lead
product,     Osteomark -Regiatered    Trademark-,     incorporates
breakthrough   technology  in  the  area   of   bone   resorption
measurement.   Ostex  has  performed collaborative  relationships
with a number of leading diagnostic and pharmaceutical companies to aid in the commercialization of Osteomark.